Exhibit 32.2
Certificate Pursuant to Section 906
of Sarbanes – Oxley Act of 2002
CERTIFICATION OF CFO

In connection with the annual report on Form 10-K/A of Bovie Medical Corporation. (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Executive Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2010

/s/ Gary D. Pickett
Gary D. Pickett
Chief Financial Officer